Exhibit 10.3

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of November 9, 2018 (as amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, this “Agreement”), is by and between INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“Pledgor”) and BANK OF AMERICA, N.A. (“Pledgee”).

R E C I T A L S

WHEREAS, pursuant to that certain Loan and Security Agreement dated as of the date hereof by and between Pledgor, certain of Pledgors’s subsidiaries and/or affiliates and Pledgee, as lender (including all annexes, exhibits and schedules thereto, and as amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Loan Agreement”), Pledgee may make loans and other financial accommodations to or for the benefit of Pledgor; and

WHEREAS, it is a condition to the effectiveness of the Loan Agreement that this Pledge Agreement be executed and delivered by the parties hereto.

NOW, THEREFORE, in order to (i) secure the prompt and complete payment and performance when due of the Obligations (as defined in the Loan Agreement) and for good and valuable consideration, the receipt of which is hereby acknowledged, and (ii) grant, pledge, hypothecate and transfer to Pledgee a security interest in Pledgor’s right, title and interest in, to and under the Pledged Collateral (as hereinafter defined) whether presently existing or hereafter arising or acquired, Pledgor and Pledgee (and each of their respective successors or assigns) hereby agree as follows:

SECTION 1. Definition of Certain Terms Used Herein. Except as specifically defined in this Agreement, capitalized terms used herein shall have the respective meanings given thereto in the Loan Agreement.

SECTION 2. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, Pledgor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to Pledgee, its successors and assigns and hereby grants to Pledgee, its successors and assigns a security interest in all of Pledgor’s right, title and interest in, to and under (i) all Equity Interests owned by Pledgor which are listed on Schedule I hereto (the “Pledged Equity Interests”) and the certificates representing all such Pledged Equity Interests, if any; (ii) all other property that may be delivered to and held by Pledgee pursuant to the terms hereof; (iii) subject to Section 7 hereof, all payments of dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the Pledged Equity Interests; (iv) subject to Section 7 hereof, all rights and privileges of Pledgor with respect to the Pledged Equity Interests; and (v) all proceeds (as such term is defined in the UCC) of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”). Without limiting the foregoing, Pledgee is hereby authorized to file one or more financing statements, continuation statements or other filings or documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by Pledgor hereunder, without the signature of Pledgor, and naming Pledgor or as debtor and Pledgee as secured party.

SECTION 3. No Assumption of Liability. The security interest in the Pledged Collateral is granted as security only and shall not subject Pledgee to any obligation or liability, or in any way alter or modify, any obligation or liability of Pledgor with respect to or arising out of the Pledged Collateral.

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SECTION 4. Delivery of the Pledged Collateral. Upon delivery to Pledgee, (i) any stock and/or membership interest certificates or other securities now or hereafter included in the Pledged Collateral (the “Pledged Securities”) shall be accompanied by stock and/or membership interest powers duly executed in blank or other instruments of transfer reasonably satisfactory to Pledgee and by such other instruments and documents in form and substance reasonably acceptable to Pledgor and Pledgee as Pledgee may reasonably request in order to allow Pledgee, to exercise its rights and remedies under this Agreement and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by Pledgor and such other instruments or documents in form and substance reasonably acceptable to Pledgor and Pledgee as Pledgee may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. Schedule I may be amended from time to time by the addition of the Pledged Collateral subsequently created or acquired by execution of a Supplement in substantially the form of Annex I attached hereto.

SECTION 5. Representations, Warranties and Covenants. Pledgor hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to Pledgee that:

(a)    the Pledged Equity Interests represent that percentage as set forth on Schedule I of the issued and outstanding shares or membership interest of each class of the Equity Interests of the issuer with respect thereto;

(b)    except for the security interest granted hereunder, Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Collateral indicated on Schedule I, (ii) holds the same free and clear of all Liens, other than the Liens expressly permitted under the Loan Agreement (the “Permitted Liens”), (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien, other than Permitted Liens, on, the Pledged Collateral and pursuant hereto, and (iv) subject to Section 6 and Section 7, will cause any and all Pledged Collateral to be forthwith deposited with Pledgee and pledged or assigned hereunder;

(c)    Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all Persons whomsoever;

(d)    except as has been obtained, no consent of any other Person (including members, stockholders or creditors of Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

(e)    by virtue of the execution and delivery by Pledgor of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Pledged Collateral are delivered to Pledgee in accordance with this Agreement, Pledgee will have a valid and perfected lien upon, and security interest in, such Pledged Securities as security for the payment and performance of the Obligations;

(f)    the pledge effected hereby is effective to vest in Pledgee the rights of Pledgee in the Pledged Collateral as set forth herein;

(g)    all information set forth herein relating to the Pledged Collateral, including but not limited to the information set forth on Schedule I hereto, is accurate and complete in all material respects as of the date hereof;

(h)    Pledgor has good title to the Pledged Equity Interests and all such Pledged Equity Interests have been duly authorized and validly issued and are fully paid and non-assessable (to the extent applicable);

(i)    except as described on Schedule I, the Pledged Equity Interests described on Schedule I hereof constitute all of the issued and outstanding Equity Interests owned by Pledgor;

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(j)    Pledgor agrees that it will (i) cause each issuer of Pledged Securities not to issue any stock, membership interest, or other securities in addition to or substitution for the Pledged Securities issued by such issuer, except to Pledgor and (ii) pledge hereunder, promptly upon its acquisition (directly or indirectly) thereof, any and all such additional membership interests and/or shares of stock or other securities of each issuer of the Pledged Securities, subject to the terms hereof, and (iii) at all times continue to be the direct owner, beneficially and of record, of the Pledged Collateral indicated on Schedule I hereof;

(k)    the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof; and

(l)    Pledgor agrees that no Pledged Equity Interests in a limited liability company owned by Pledgor shall at any time be certificated or constitute a Security under Article 8 of the UCC of the applicable jurisdiction.  As used in this section, “Security” and “Certificated Security” shall have the meanings assigned to such terms in Article 8 of the UCC.

SECTION 6. Registration in Nominee Name; Denominations. Pledgee shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, or the name of its nominee (as pledgee or as sub-agent) or the name of Pledgor, endorsed or assigned in blank or in favor of Pledgee. Pledgor will promptly give to Pledgee copies of any material notices or other material communications received by it with respect to Pledged Securities registered in the name of Pledgor. Upon the occurrence and during the continuance of an Event of Default, Pledgee shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement and the Loan Documents.

SECTION 7. Voting Rights; Dividends, Etc.

(a)    Unless and until an Event of Default shall have occurred and be continuing:

(i)    Pledgor shall be entitled to exercise any and all voting and other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the other Loan Documents; provided, however, that Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of Pledgee under this Agreement or any other Loan Document or the ability of Pledgee to exercise the same.

(ii)    Pledgor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Collateral to the extent and only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with, the terms and conditions of the Loan Documents and applicable law. All noncash dividends and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock or membership interest of the issuer of any Pledged Securities or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by Pledgor, shall not be commingled by Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of Pledgee and shall be forthwith delivered to Pledgee in the same form as so received (with any necessary endorsement).

(iii)    Pledgee shall execute and deliver to Pledgor, or cause to be executed and delivered to Pledgor, all such proxies, powers of attorney and other instruments as Pledgor may reasonably request, each in form and substance reasonably acceptable to Pledgor and Pledgee, for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (ii) above.

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(b)    Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to dividends that Pledgor is authorized to receive pursuant to paragraph (a)(ii) above shall cease, and all such rights shall thereupon become vested in Pledgee, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends received by Pledgor contrary to the provisions of this Section 7 shall be held in trust for the benefit of Pledgee, shall be segregated from other property or funds of Pledgor and shall be forthwith delivered to Pledgee upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by Pledgee pursuant to the provisions of this paragraph (b) shall be retained by Pledgee in an account to be established by Pledgee upon receipt of such money or other property and shall be applied in accordance with the provisions of the Loan Agreement. After all Events of Default have been cured or waived, Pledgor shall thereafter be entitled to retain all cash dividends that Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(ii) above.

(c)    Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 7, and the obligations of Pledgee under paragraph (a)(iii) of this Section 7, shall cease upon the giving of notice by Pledgee to Pledgor, and all such rights shall thereupon become vested in Pledgee, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided, that Pledgee shall have the right, but not the obligation, from time to time following and during the continuance of an Event of Default to permit Pledgor to exercise such rights. After all Events of Default have been cured or waived, Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

SECTION 8. Remedies upon Default.

(a)    Upon the occurrence and during the continuance of an Event of Default, Pledgee may exercise all the rights and remedies granted under this Agreement, including, without limitation, the right to sell the Pledged Collateral, or any part thereof, at public or private sale or at any broker’s board, on any securities exchange or in the over-the-counter market, for cash, upon credit or for future delivery as Pledgee shall deem appropriate subject to the terms hereof or as otherwise provided in the Uniform Commercial Code of any applicable jurisdiction. Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict to the full extent permitted by applicable law the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale Pledgee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and, to the extent permitted by applicable law, Pledgor hereby waives all rights of redemption, stay, valuation and appraisal Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

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(b)    Pledgee shall give Pledgor ten (10) days’ prior written notice of Pledgee’s intention to make any sale of Pledgor’s Pledged Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Pledgee may reasonably fix and state in the notice of such sale. At any such sale, the Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Pledgee may (in its sole and absolute discretion) determine. Pledgee shall not be obligated to make any sale of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral shall have been given. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by Pledgee until the sale price is paid in full by the purchaser or purchasers thereof, but Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 8, Pledgee may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to it from Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Pledgor therefor.

SECTION 9. Application of Proceeds of Sale. The proceeds of sale of the Pledged Collateral sold pursuant to Section 8 hereof shall be applied by Pledgee to the payment of all reasonable out-of-pocket costs and expenses paid or incurred by Pledgee in connection with such sale, including, without limitation, all court costs, the reasonable fees and expenses of counsel for Pledgee in connection therewith, the reasonable fees and expenses of any financial consultants in connection therewith and the payment of all reasonable out-of-pocket costs and expenses actually actually incurred by Pledgee in enforcing this Agreement, in realizing or protecting any Pledged Collateral and in enforcing or collecting any Obligations or any guarantee thereof, including, without limitation, court costs, the reasonable attorneys’ fees and expenses actually incurred by Pledgee in connection therewith and the reasonable fees and expenses of any financial consultants in connection therewith and then to the indefeasible payment in full in cash of the Obligations in accordance with the terms of the Loan Agreement. Any amounts remaining after such indefeasible payment in full shall be remitted to Pledgor, or as a court of competent jurisdiction may otherwise direct.

SECTION 10. Reimbursement of Pledgee.

(a)    Pledgor agrees to pay upon demand by Pledgee the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that Pledgee actually incurred in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Pledgee hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof in all material respects.

(b)    Without limitation of its indemnification obligations under the other Loan Documents, Pledgor agrees to indemnify and defend the Pledgee and its respective Indemnitees (collectively, the “Indemnified Parties”) against, and hold each such Indemnified Party harmless from, any and all losses, claims, damages, liabilities and related reasonable expenses, including reasonable counsel fees, other charges and disbursements, actually incurred by or asserted against any such Indemnified Party arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnified Party is a party thereto, provided that such indemnity shall not, as to any Indemnified Party, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party.

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(c)    Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Loan Documents. The provisions of this Section 10 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of Pledgee. All amounts due under this Section 10 shall be payable on demand therefor.

SECTION 11. Pledgee Appointed Attorney-In-Fact. Pledgor hereby appoints Pledgee the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that Pledgee may deem reasonably necessary to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Pledgee shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in Pledgee’s name or in the name of Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to Pledgor representing any dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Pledgee, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby. Pledgee shall be accountable only for amounts actually received as a result of the exercise of the powers granted to Pledgee herein, and neither Pledgee nor its shareholders, officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act hereunder, except for Pledgee’s own gross negligence or willful misconduct.

SECTION 12. Pledgee May Perform. If Pledgor fails to perform any agreement contained herein, upon notice to Pledgor, Pledgee may itself perform, or cause performance of, such agreement, and the reasonable expenses of Pledgee actually incurred in connection therewith shall be payable by Pledgor under Section 10 hereof.

SECTION 13. Waivers; Amendment.

(a)    No failure or delay of Pledgee in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Pledgee hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

(b)    Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between Pledgee and Pledgor with respect to which such waiver, amendment or modification is to apply.

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SECTION 14. Securities Act, Etc. In view of the position of Pledgor in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Securities permitted hereunder. Pledgor understands that compliance with the Federal Securities Laws might limit the course of conduct of Pledgee if Pledgee were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting Pledgee in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Pledgor recognizes that in light of such restrictions and limitations Pledgee may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that in light of such restrictions and limitations, Pledgee, in its reasonable discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that Pledgee, in its reasonable discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 14 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which Pledgee sells.

SECTION 15.Termination or Release.

(a)    This Agreement and the pledge and security interest created hereby shall terminate upon indefeasible full payment of the Obligations in accordance with the terms of the Loan Agreement.

(b)    Upon termination of this Agreement or the security interest in any Pledged Collateral, Pledgee shall execute and deliver to Pledgor, at Pledgor’s expense, all appropriate documents which Pledgor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 15 shall be without recourse to or warranty by Pledgee.

SECTION 16. Notices. Notices and other communications provided for herein shall be sent in the manner and at the addresses set forth in, and otherwise in accordance with, Section 12.3 of the Loan Agreement.

SECTION 17. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, each in form and substance reasonably acceptable to Pledgor and Pledgee, as Pledgee may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Pledged Collateral or any part thereof or in order better to assure and confirm unto Pledgee its rights and remedies hereunder.

SECTION 18. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Pledgor may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of Pledgee (and any attempted assignment or transfer by Pledgor without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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SECTION 19. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to Pledgor when a counterpart hereof executed on behalf of Pledgor shall have been delivered to Pledgee. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 20. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 21. Governing Law; Jurisdiction; Consent to Service of Process.

(a)    This Agreement shall be construed in accordance with and governed by the law of the State of New York, without giving effect to any conflict of law principles.

(b)    Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)    Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12.3 of the Loan Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 23.Headings. Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

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IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date and year first above written.

INDUSTRIAL SERVICES OF AMERICA, INC.

By:       /s/ Todd L. Phillips

Todd L. Phillips, Chief Executive Officer,
President and Chief Financial Officer

Accepted and agreed to:

BANK OF AMERICA, N.A.

By:       /s/ Steven Blumberg

Title:    Senior Vice President

Address:

            One Bryant Park

             New York, New York 10036

            Attn: Portfolio Manager

Schedule I to the Pledge Agreement

PLEDGED EQUITY INTERESTS

Pledged Entity	Class of Stock or Membership Interests	Certificate Number(s)	Number of Shares	Percentage of Outstanding Shares
ISA Indiana, Inc.	Capital Stock	1	1000	100.00%
ISA Logistics LLC	Membership Interest	N/A	N/A	100.00%
ISA Real Estate, LLC	Membership Interest	N/A	N/A	100.00%
ISA Indiana Real Estate, LLC	Membership Interest	N/A	N/A	100.00%
7021 Grade Lane LLC	Membership Interest	N/A	N/A	100.00%
7124 Grade Lane LLC	Membership Interest	N/A	N/A	100.00%
7200 Grade Lane LLC	Membership Interest	N/A	N/A	100.00%

ANNEX I

FORM OF SUPPLEMENT

SUPPLEMENT NO. __ TO THE PLEDGE AGREEMENT

DATED AS OF __________, 201__

WHEREAS, pursuant to that certain Pledge Agreement, dated as of November 9, 2018 (as the same has been, or may hereafter be, amended or supplemented from time to time, the “Pledge Agreement”) made by INDUSTRIAL SERVICES OF AMERICA, INC. (“Pledgor”) in favor of BANK OF AMERICA, N.A. (“Pledgee”), Pledgor has granted, pledged, hypothecated and transferred to Pledgee a security interest in all of Pledgor’s right, title and interest in, to and under the Pledged Collateral, all as more fully set forth in the Pledge Agreement. Capitalized terms used herein without definition shall have the meanings given to them in the Pledge Agreement;

A.         WHEREAS, Pledgor has acquired or created additional Pledged Collateral since the date of execution of the Pledge Agreement and the most recent Supplement thereto and hold certain additional Pledged Collateral; and

B.         WHEREAS, Schedule I to the Pledge Agreement does not reflect Pledged Collateral acquired or created by Pledgor since the date of execution of the Pledge Agreement and the most recent Supplement thereto.

THEREFORE,

To secure the prompt and complete payment and performance when due of the Obligations of Pledgor under the Loan Agreement and each of the other Loan Documents, to secure the performance and observance by Pledgor of all the agreements, covenants and provisions contained in the Loan Agreement and in the Loan Documents for the benefit of Pledgee, Pledgor does hereby grant to Pledgee a security interest in and to all of Pledgor’s right, title and interest in and to the Pledged Collateral being added to Schedule I to the Pledge Agreement below.

The Pledge Agreement is hereby supplemented, effective as of the date hereof, by amending Schedule I thereof so as to reflect all of the Pledged Collateral in and to which Pledgor has granted a security interest to Pledgee pursuant to the terms of the Pledge Agreement and the Loan Agreement.

The following Pledged Collateral is hereby added to Schedule I to the Pledge Agreement:

Issuer	Certificate Number(s)	No. of Shares Owned	Class or Category	% Owned

Except as expressly supplemented hereby, the Pledge Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Pledge Agreement, the terms “Agreement”, “this Agreement”, “this Pledge Agreement”, “herein”, “hereafter”, “hereto”, “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Pledge Agreement as supplemented by this Supplement.

This Supplement shall be construed as supplemental to the Pledge Agreement and shall form a part thereof, and the Pledge Agreement and all documents contemplated thereby and any previously executed Supplements thereto, are each hereby incorporated by reference herein and confirmed and ratified by Pledgor.

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This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective as to Pledgor when a counterpart hereof executed on behalf of Pledgor shall have been delivered to Pledgee. Delivery of an executed counterpart of a signature page of this Supplement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Supplement.

The execution and filing of this Supplement, and the addition of the Pledged Collateral set forth herein are not intended by the parties to derogate from, or extinguish, any of the rights or remedies of Pledgee under (i) the Pledge Agreement and/or any agreement, amendment or supplement thereto or any other instrument executed by Pledgor or (ii) any financing statement, continuation statement, deed or charge or other instrument executed by Pledgor and heretofore filed in any state or county in the United States of America or elsewhere.

This Supplement shall be construed in accordance with and governed by the law of the State of New York.

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IN WITNESS WHEREOF, Pledgor has caused this Supplement No. ___ to the Pledge Agreement to be duly executed as of the date and year first written above.

INDUSTRIAL SERVICES OF AMERICA, INC.

By: _________________________________

Name: ______________________________

Title: _______________________________

Accepted and agreed to:

BANK OF AMERICA, N.A.

By: ________________________________

Name: ______________________________

Title: _______________________________